BORROWINGS	12 Months Ended
Dec. 31, 2011
BORROWINGS

9. BORROWINGS

The Company’s borrowings consisted of the following:

	As of December 31,
	2010	2011
PRC
Short-term bank borrowings	$—	$28,450

PRC subtotal	$—	$28,450

U.S.
Senior debt—borrowings under term note	2,115	1,857

U.S. subtotal	$2,115	$1,857

Grand total	$2,115	$30,307

Analysis as:
Short-term bank borrowings	—	28,450
Long-term debt, current portion	263	211

Sub-total, current portion	263	28,661
Long-term debt, non-current portion	1,852	1,646

Total	$2,115	$30,307

On January 28, 2010, the Company entered into a one-year revolving line of credit of $20.0 million. The interest rate for each draw down was based on the London Interbank Offered Rate (“Libor”) for the corresponding period on draw-down date plus 2.5%. The revolving line of credit facility requires the Company to meet certain ratios and maintain the minimum balance of total assets less goodwill, intangible assets and total liabilities of $150 million. As of December 31, 2010, the Company had drawn nil under this line of credit.

On January 24, 2011, the Company renewed the revolving line of credit for another one year. According to the renewal agreement, the Company paid a management fee at the rate of 20 base points per annum for undrawn amount under the facility.

On December 30, 2011, the Company renewed the revolving line of credit for additional one year and increased the amount into $25.0 million. The interest rate on each loan for each interest period is the higher of (i) the aggregated applicable margin and Libor and (ii) the aggregated applicable margin and the bank’s cost of funds. As of December 31, 2011, the Company had drawn $20.0 million under the one-year revolving line of credit and $5.0 million was available for future borrowings. The average interest rate was 4.95% and 2.94% for the years ended December 31, 2010 and 2011, respectively.

On January 5, 2011, WASH entered into a revolving loan facility agreement under which it could borrow up to $7.5 million denominated in U.S. dollars, to be solely used for operations. The interest rate for each draw-down is based on Libor rates prevailing as of the period of drawdown plus 2.5%, or a market rate mutually agreed. The Bank reviews the extension of the revolving loan facility annually. No fee is charged on undrawn balances. On July 11, 2011, WASH entered into an amendment to increase the revolving loan facility to $12.5 million. As of December 31, 2011, WASH had drawn down $8.5 million with terms of three or six months for each draw-down respectively. The average interest rate for borrowings by WASH under this facility during the year ended December 31, 2011 was 3.87%.

On February 13, 2003, AppTec entered into a term note with a principal amount of $3.8 million and a fixed interest rate of 4% per annum payable in 180 consecutive monthly payments of principal and interest. As of December 31, 2011, the outstanding balance of the term note was $1.9 million.

The schedule of future payments of all borrowings as of December 31, 2011 is as follows:

2012	$28,661
2013	209
2014	220
2015	231
2016	243
Thereafter	743

Total	$30,307